AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT
                     AND AMENDMENT NO. 6 TO SUPPLEMENT A TO
                           LOAN AND SECURITY AGREEMENT

                                             October 29, 1996

          All Star Gas Corporation, f/k/a
            Empire Gas Corporation
          1700 South Jefferson Street
          Lebanon, Missouri 65536

          Attention:  Ms. Valeria Schall

          Ladies and Gentlemen:

                    Reference is made to the Loan and Security Agree-ment dated as of June 29, 1994, among Empire Gas Corporation ("Borrower"), the Lenders party thereto ("Lenders") and Bank of America Illinois, f/k/a Continental Bank, f/k/a Continen-tal Bank N.A., as a Lender and as Agent for the Lenders, as amended through the date hereof (the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to such terms in the Loan Agreement.

                    Borrower has informed Agent that effective October 1, 1996, Borrower has changed its name to "All Star Gas Corporation" and hereby requests that Agent and Lenders address all correspondence to Borrower under that name.

                    Borrower has further requested that Requisite Lenders agree to amend the Loan Agreement in certain re-spects, including without limitation, to extend the Termina-tion Date thereunder and to provide for certain interest rate reductions upon the achievement by Borrower of certain financial benchmarks. Requisite Lenders have agreed to the foregoing, on terms and conditions contained herein.

                    Therefore, the parties hereto agree as follows:

                    1. Amendments to Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended as follows:

               (a) The formula contained in the definition of the term "LIBOR Rate" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entire-ty, as follows:

               "LIBOR Rate = Applicable LIBOR Margin plus
          LIBOR Base Rate            "

                  1-Eurocurrency Reserve Requirement

               (b) Clause (c) of the definition of the term "Permit-ted Acquisition" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entire-ty, as follows:


                    "(c) immediately prior to, and immediately after, consummation of such Acquisition, the Revolving Credit Amount exceeds the outstanding principal balance of the Revolving Loans plus the Letter of Credit Obligations by at least (i) $500,000 at all times prior to the occurrence of a Payment Event and (ii) $1,500,000 at all times on and after the occurrence of a Payment Event."

               (c) The definition of the term "Termination Date" contained in Section 1.1 of the Loan Agreement is hereby amended by deleting therefrom the date "June 29, 1997" and inserting in its place the date "June 29, 1998."

               (d) Section 1.1 of the Loan Agreement is hereby fur-ther amended by inserting therein, in proper alphabeti-cal order, the following new definitions:

                         "'Applicable LIBOR Margin' means a percentage
                    equal to 3.00% on the date hereof, which will be adjusted on a fiscal quarterly basis hereafter, commencing on September 30, 1996, depending on the amount of EBITDA for the 12-month period ending on the last day of such fiscal quarter, as follows:

                                                  Applicable LIBOR
                              EBITDA                     Margin

                    Less than $15,500,000                  3.00%

              Greater than or equal to $15,500,000         2.50%
                      and less than $20,000,000

              Greater than or equal to $20,000,000         2.00%

               The calculation of EBITDA for each fiscal quarter shall be based on the financial statements delivered by Borrower to Agent pursuant to Section 5.1.1. Each adjustment to the Applicable LIBOR Margin shall be effective prospectively 5 Banking Days after the date of delivery of the applicable financial statements.

                         "'Applicable Reference Margin' means a per-
               centage equal to 1.50% on the date hereof, which will be adjusted on a fiscal quarterly basis hereafter, commencing on September 30,1 996, depending on the amount of EBITDA for the 12-month period ending on the last day of such fiscal quarter, as follows:

                                                  Applicable Reference
                              EBITDA                     Margin

                    Less than $15,500,000                1.50%

           Greater than or equal to $15,500,000          1.00%
                and less than $20,000,000

           Greater than or equal to $20,000,000           .50%

               The calculation of EBITDA for each fiscal quarter shall be based on the financial statements delivered by Borrower to Agent pursuant to Section 5.1.1. Each adjustment to the Applicable Reference Margin shall be effective prospectively 5 Banking Days after the date of delivery of the applicable financial statements.

                         "'EBITDA' means, for any period, net earnings
               before interest expense, income tax expense, deprecia-tion and amortization, all determined by Borrower and its Subsidiaries on a consolidated basis and in accor-dance with GAAP."

                         "Payment Event" means the initial receipt by
               Borrower of any amount under the certain Termination Agreement dated September 28, 1996, among Borrower, Northwestern Growth Corporation and SYN Inc., as the same may be amended, modified or revised from time to time."

                    2.  Amendment to Supplement A.  Subsection (a) of
          Section 3.1.1 of Supplement A is hereby amended by deleting therefrom the percentage "1.00%" and inserting in its place the phrase "Applicable Reference Margin."

                    3.  Scope.  This Amendment No. 3 to Loan and
          Security Agreement and Amendment No. 6 to Supplement A to Loan and Security Agreement (the "Amendment") shall have the effect of amending the Loan Agreement, Supplement A and the Related agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agree-ment, Supplement A and the Related Agreements shall remain in full force and effect in accordance with their respective terms.

                    4. Conditions to Effectiveness. This Amendment shall be effective immediately upon the execution of this Amendment by Agent, on behalf of the Requisite Lenders, acceptance hereof by Borrower and each other Obligor, and delivery hereof to BAI at 231 South LaSalle Street, Chicago, Illinois 60697, Attention: Mr. Mark Cordes, on or prior to October 28, 1996, together with the following:

                    1.  Fully executed copies of (a) the certain
               Termination Agreement dated September 28, 1996, among Borrower, Northwestern Growth Corporation and SYN Inc.,
               (b) the certain Purchase and Sale Agreement dated as of May 17, 1995, referred to therein, (c) the certain Management Agreement dated as of May 17, 1995, referred to therein and (d) the certain Agreement Among Initial Shareholders dated as of May 17, 1995, referred to therein.

                    2. A. $37,500 extension and amendment fee pay-able to Agent for its own account.

                    3. Copies of documents evidencing the change of Borrower's name to "All Star Gas Corporation," certi-fied by the Secretary of State of Missouri and the Secretary of State of each other State in which Borrow-er is qualified to do business.

                                        Very truly yours,

                                        BANK OF AMERICA ILLINOIS,
                                        f/k/a/ CONTINENTAL BANK,
                                        f/k/a/ CONTINENTAL BANK N.A.,
                                        AS AGENT ON BEHALF OF REQUISITE
                                        LENDERS

          By____________________________________

          Its__________________________________

          Acknowledged and agreed to this
          29th day of October 1996.

          ALL STAR GAS CORPORATION f/k/a
             EMPIRE GAS CORPORATION

          By  /s/ Mark Castaneda
              Its  Vice President


                   Acknowledgment and Acceptance of Guarantors

                    Each of the undersigned is a party to the Master Corporate Guaranty dated June 29, 1994, in favor of BAI, as Agent for itself and Lenders (the "Guaranty"), pursuant to which each of the undersigned has guaranteed the Obligations of Borrower under the Loan Agreement. Each of the under-signed hereby acknowledges receipt of the foregoing Amend-ment, accepts and agrees to be bound by the terms thereof, ratifiers and confirms all of its obligations under the Guaranty, and agrees that the Guaranty shall continue in full force and effect as to it, notwithstanding such Amend-ment.

                                        Acknowledged and Agreed to this
                                        31st day of October, 1996.

                                        EACH OF THE SUBSIDIARIES OF
                                        ALL STAR GAS CORPORATION f/k/a
                                        EMPIRE GAS CORPORATION LISTED
                                        ON EXHIBIT A ATTACHED HERETO

                                        By  /s/ Valeria Schall

                                        Vice President of each Subsidiary


                                    EXHIBIT A

                              List of Subsidiaries